UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 5, 2020

INGERSOLL-RAND PUBLIC LIMITED COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Ireland (State or Other Jurisdiction of Incorporation)	001-34400 (Commission File Number)	98-0626632 (IRS Employer Identification No.)

170/175 Lakeview Dr. Airside Business Park Swords, Co. Dublin Ireland (Address of principal executive offices, including zip code)

+(353) (0) 18707400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, Par Value $1.00 per Share	IR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On February 5, 2020, the Board of Directors (the “Board”) of Ingersoll-Rand plc (the “Company”) appointed Heather Howlett, age 42, as Vice President and Chief Accounting Officer effective upon the close of the Company’s Reverse Morris Trust (“RMT”) transaction with Gardner Denver Holdings, Inc. She will also serve as Principal Accounting Officer of the Company. Ms. Howlett currently serves as Vice President, Corporate Controller of the Company, a position she has held since August 2019. Ms. Howlett previously served as Vice President and Corporate Controller of Catalent, Inc., a New Jersey-based global pharmaceutical company, from June 2013 to July 2019.

Ms. Howlett will receive a base salary of $335,000 annually. Her Annual Incentive Matrix Program (“AIM”) target is set at 60% and her annual equity award opportunity target is set at $300,000.

Ms. Howlett will also enter into a Change in Control Agreement with the Company and will be eligible for the Company’s Major Restructuring Severance Plan. In the event of a change in control, Ms. Howlett will receive a severance payment equal to two times her base salary plus her AIM target. In the event of an involuntary job loss within one year after a major restructuring, Ms. Howlett would receive a severance payment equal to one and one-half times her current base salary and current AIM target and a pro-rated payout of her AIM award based on months of service worked including the month of termination worked for so long as the Major Restructuring Severance Plan is in place. After the Major Restructuring Severance Plan has expired, severance will be equal to: a) one year’s base salary, paid in cash within 30 days of termination plus, b) prorated annual incentive in the year of termination adjusted for actual performance up to target and paid in accordance with plan provisions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL-RAND PUBLIC LIMITED COMPANY (Registrant)

Date: February 11, 2020	By:	/s/ Evan M. Turtz
Evan M. Turtz
Senior Vice President, General Counsel and Secretary